UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 28, 2023
PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28304	33-0704889
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California	92506
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (951) 686-6060
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	PROV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Provident Financial Holdings, Inc. (“Corporation” or “Provident”), the holding company for Provident Savings Bank, F.S.B. (“Bank” or “Provident”), announced on December 1, 2023 that Tam B. Nguyen has been appointed Senior Vice President, Chief Financial Officer, and Corporate Secretary of the Corporation and the Bank, effective January 2, 2024 succeeding Donavon P. Ternes who will become President and Chief Executive Officer on the same date. Ms. Nguyen transitions to the new role from her current position of Vice President, Chief Accounting Officer and Controller of the Bank having served in those roles since September 2022.  Prior to that, Ms. Nguyen served the Bank as Vice President and Controller from her first employment date in October 2016 to September 2022.  At a later date, the Bank will select a person to fill the Controller position but the Chief Accounting Officer position will be eliminated subsequent to January 2, 2024.

Ms. Nguyen’s professional designations include Certified Public Accountant, Chartered Global Management Accountant, and Certified Management Accountant.  Her educational background includes a Master of Business Administration from California State University, San Marcos, and a Bachelor of Arts in Economics and a Bachelor of Science in Biochemistry/Cell Biology both from the University of California, San Diego.  Ms. Nguyen is also a member of the American Institute of Certified Public Accountants, the Institute of Management Accountants, and the Financial Managers Society.

Item 9.01  Financial Statements and Exhibits

     (d)   Exhibits

99.1	News release regarding the Corporation’s CFO succession dated December 1, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2023	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes
Donavon P. Ternes
President, Chief Operating Officer and
Chief Financial Officer
(Principal Financial and Accounting Officer)